UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): May 20, 2024

FONAR CORPORATION

______________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	0-10248	11-2464137
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Marcus Drive, Melville, New York 11747 (631) 694-2929
(Address, including zip code, and telephone number of registrant's principal executive office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	FONR	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Fonar Corporation (the "Company") was held at 10:00 a.m. on May 20, 2024, at the Hilton Long Island Hotel, 598 Broadhollow Road, Melville, NY 11747. At the meeting, the items of business were (1) to elect five Directors to the Board of Directors, (2) to approve, on an advisory basis, the compensation of the Company’s named executive officers, (3) to recommend, on an advisory basis, the frequency of the advisory vote on Executive Compensation, (4) to ratify the selection of Marcum LLP as the Company’s auditors for the fiscal year ending June 30, 2024, and (5) to transact such other business as may properly come before the meeting.

The stockholders elected Timothy R. Damadian, Claudette J. V. Chan, Ronald G. Lehman, Richard E. Turk and Jessica Maher, all of whom were sitting directors, as the directors of the Company. The stockholders approved the compensation of the named executive officers and recommended a frequency of one year for the advisory vote on Executive Compensation. The stockholders also ratified the selection of Marcum LLP as the Company’s auditors for the fiscal year ending June 30, 2024.

The votes for each of the nominees for director were as follows:

Nominee	For	Withheld	Broker Non-Votes
Timothy R. Damadian	11,019,426	1,633,316	1,693,117
Claudette J.V. Chan	11,042,186	1,610,556	1,693,117
Ronald G. Lehman	10,807,781	1,844,961	1,693,117
Richard E. Turk	11,100,466	1,552,276	1,693,117
Jessica Maher	11,113,472	1,539,270	1,693,117

The votes to approve, on an advisory basis, executive compensation were as follows:

For	Against	Abstain	Broker Non-Votes
12,479,556	138,599	34,587	1,693,117

The votes to recommend, on an advisory basis, whether the advisory stockholder vote to approve the compensation of the Company’s named executive officers be taken every year, every two years, or every three years.

Every Year	Every Two Years	Every Three Years	Votes Abstaining	Broker Non-Votes
12,037,394	32,251	537,751	45,146	1,693,117

The votes for the ratification of Marcum LLP as the Company's auditors for the fiscal year ending June 30, 2024 were as follows:

For	Against	Abstain
14,259,575	76,798	9,486

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FONAR CORPORATION

(Registrant)

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By /s/ Timothy R. Damadian

Timothy R. Damadian

President and CEO

Dated: May 21, 2024